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                                                                   Exhibit 10.28


                              (Summary Translation)

                             Renminbi Loan Agreement


                       China Construction Bank Corporation

                             Jiangxi Province Branch

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Loan No.: LDKGD-200601

Loan Type: Jiangxi LDK Solar Hi-Tech Co., Ltd  (Loan for infrastructure)



Borrower (Party A):

Domicile: Xinyu, Gaoxin Avenue                              Postcode: 338000

Legal Representative (Official in Charge): PENG Xiaofeng

Fax: 6860030                                                Phone: 6860030


Lender (Party B): China Construction Bank Corporation, Xinyu Branch

Domicile: Xinyu, No. 180 Central Beihu Road                 Postcode:

Official in Charge: WU Junmin

Fax:                                                        Phone:


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Borrower (hereinafter "Party A"): Jiangxi LDK Solar Hi-Tech Co., Ltd

Lender (hereinafter "Party B"): China Construction Bank Corporation, Xinyu
Branch



Based on the loan application by Party A, Party B agrees to make a loan available to Party A. In accordance with the laws and regulations, through friendly consultation, this Loan Agreement is entered into by and between Party A and Party B that both parties shall abide by.

ARTICLE 1   AMOUNT

Party B shall provide Party A a Loan not exceeding RMB 80,000,000.

ARTICLE 2   PURPOSE:

The loan shall only be used by Party A to finance the 75 Mega-Watt Multicrystalline Silicon Wafer Project.

ARTICLE 3   TERM OF THE LOAN

The duration of this Loan shall be three years, from 10 March 2006 to 19 March 2009.

In the event that the starting date is different from the date on the Loan Transfer Document, the date recorded on the Initial Loan Transfer Document shall prevail. The Loan Transfer Document is a component of this Agreement, and it shall has the same legal binding effect with this Agreement.

ARTICLE 4   INTEREST RATE, DEFAULT INTEREST RATE, CALCULATION AND SETTLEMENT

1.    Interest Rate:

The Loan under this Agreement shall bear interest at a rate of 6.336% per annum. The Interest Rate shall be in accordance with (2) of this Article:

      (1) Fixed rate. The Interest Rate remains the same during the Loan Period;

      (2) Floating rate, which floats 10% above the Loan Base Rate. The adjustment are made every twelve months commencing from the starting date of Interest. The Interest Rate Adjustment Day shall be the corresponding day of the Value Date in the adjustment month or, if there is no corresponding day of that month, shall be the last day of the adjustment month.

2.    Default Interest Rate

      (1) The Default Interest Rate shall be 11.520% per annum.

      (2) In the event where Party A fails to use the facility in conformance with the Purpose set forth, the Default Interest Rate shall be in accordance with (b) of this Article:

            (a)   Fixed rate.


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            (b) Floating Rate which floats 100% above the Loan Base Rate. The adjustment are made every twelve months commencing from the starting date of Interest. The Default Interest Rate Adjustment Day shall be the corresponding day of the Value Date in the adjustment month or, if there is no corresponding day of that month, shall be the last day of the adjustment month.

      (3) In the event where the Loan is overdue, the Default Interest Rate shall be shall be in accordance with (b) of this Article:

            (a) Fixed rate.

            (b) Floating Rate which floats 50% above the Loan Base Rate. The adjustment are made every twelve months commencing from the starting date of Interest. The Default Interest Rate Adjustment Day shall be the corresponding day of the Value Date in the adjustment month or, if there is no corresponding day of that month, shall be the last day of the adjustment month.

3. The Value Date in this Article refers to the day on which the initial Loan under this Agreement has been transferred to the account of Party A.

The Base Rate under the initial loan allotment refers to the interest rate for loans of the same grade announced by the People's Bank of China on the Value Date; henceforth, when the Loan Interest or the Default Interest Rate is adjusted in accordance with aforementioned rules, the Base Rate refers to the interest rate for loans of the same grade announced by the People's Bank of China on the Value Date; when the People's Bank of China no longer announce the interest rate for loans of the same grade, the Base Rate refers to the interest rate for loans of the same grade recognized by the Interbank Market, unless otherwise agreed by both Parties.

4. Interest of Loan shall be commenced calculating on the day when the loan has been transferred to the account of Party A. The Loan Interest will be calculated on a daily basis. Daily interest rate = monthly interest rate/30 = annual interest rate/360. If Party A failed to pay interest on time, the Interest will be recalculated on next succeeding day.

5. Settlement

      (1) The Interest for Loan with Fixed Rate shall be calculated based on the Interest rate agreed by Parties. The Interest for Loan with Floating Rate shall be calculated based on the Interest rate set by each floating period; if the Interest Rate changes more than one time within an individual settlement period, the Interest shall be calculated first in accordance with each floating period. The Interest in such settlement period is the aggregation of the interest in each floating period on the Interest Settlement Day.

      (2) The Loan Interest shall be calculated on a monthly basis. The Interest Settlement Day shall be the 20th day of each month.

ARTICLE 5   LOAN DISBURSEMENT AND USAGE

1.    Conditions Precedent to Disbursement


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      (1) Unless if Party B waive its rights in whole or in part, Party B bears the obligations to launch the Loan only if the following precedent conditions are satisfied:

            (a) Party A has, in accordance with relevant laws and regulations, completed loan related approval(s), registration, delivery and other statutory procedures;

            (b) If there is a security attached upon this Agreement, Security Agreement or other security measures meet the requirements by Party B;

            (c) no Event of Default by Party A have occurred under this Agreement;

            (d)   other precedent conditions agreed by both Parties.

      (2) The Loan shall be launched to Party A by Party B within one Business Day upon the satisfaction of aforesaid precedent conditions.

2.    Usage Plan:

March 20, 2006                      Amount: RMB 80,000,000

[ date ]                            [ Amount ]

[ date ]                            [ Amount ]

[ date ]                            [ Amount ]

[ date ]                            [ Amount ]

[ date ]                            [ Amount ]



ARTICLE 6   PAYMENT

1.    Payment Principle

Under this Agreement, Party A shall make the Payment according to the following principles:

      (1) The Principal shall be paid prior to the Interest in the event if Party A failed to pay the overdue Loan within 90 days upon the maturity of the Principal, or if Party A failed to pay the overdue Loan within 90 days upon the maturity of the Interest, or if Party A suspends its business operations or the Loan related Project is terminated although the Loan is not matured yet or the overdue period not exceeds 90 days, or any other events prescribed by laws, regulations or rules.

      (2) The Interest shall be paid prior to the Principal and the Interest shall be paid together with the Principal in the event other than aforementioned situations.

2.    Interest Payment


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Due Interest shall be paid by Party A to Party B on the Interest Settlement Day.
The initial Payment Day is the initial Interest Settlement Day after the launch of the Loan. The Principal shall be fully paid upon the last Payment Day.

3.    Principal Payment Schedule:

The Principal shall be paid by Party A as following:

March 19, 2008                Amount: RMB 38,000,000

March 19, 2009                Amount: RMB 42,000,000

[ date ]                      [ Amount ]

[ date ]                      [ Amount ]

[ date ]                      [ Amount ]



4.    Payment Method

Party A shall deposit enough payables on the account opened by Party B prior to the Payment Day agreed by both Parties and transfer the payment automatically, or transfer fund from other accounts on the Payment Day agreed by both Parties to repay the Loan; in the event where Party A fail to make the payment on time, Party B could transfer fund from accounts opened by Party A within China Construction Bank Corporation.

5.    Pre-payment

      (1) Party A shall notify Party B of its intention to make pre-payment.

      (2) Party A shall give Party B a written notice of its intention to prepay thirty Business Days prior to its Pre-Payment Day. Party A could prepay the whole or any part of the Loan with consent of Party B.

If Party A prepays the Loan, the Interest shall be calculated according to the actual Loan Days and the Interest Rate prescribed in Article 4 of this Agreement.

If Party A prepays the Loan, it agreed to pay Party B a certain amount of compensation. Compensation = Pre-payment Amount x 0.015% x Advance Days.

If Party A repay the principal and interests of the loan by installment, the Pre-payment shall first be used to repay the loan with the latest due date, i.e. the loans shall be repaid in reverse order. The Interest Rate agreed by this Agreement shall apply to the remain Loan balance after the completion of the pre-payment.

ARTICLE 7   SECURITY

The security measure set on the Loan shall in accordance with 1 and 2 of this
Article:

1.    Warranty


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2.    Mortgage

3.    Pledge

4.    Standby Letter of Credit

5.    Credit Insurance

6.    Other: (intentionally left blank)

ARTICLE 8   PARTY A'S RIGHTS AND OBLIGATIONS

1.    Party A has the following rights:

      (1) Party A is entitle to request Party B launch the Loan in accordance with this Agreement;

      (2) Party A is entitle to use the Loan in accordance with the purpose set out in this Agreement;

      (3) Party A is entitle to apply postpone the Loan Period if all requirements by Party B are satisfied;

      (4) Party A is entitle to request Party B keep the relevant financial documents and business secrets of production and operations provided by Party A confidential, unless if otherwise prescribed by the laws and regulations.

2.    Party A assumes the following obligations:

      (1) Party A shall provide relevant financial materials and materials relating to its production and operation as Party B's request, including but not limited to, providing to Party B within the first 15 bank business days of each quarter a balance sheet as of the end of last quarter, and profit and loss statements (or income and expenditure statements in case of a public institution) as of the end of last quarter, and at the end of each year, providing a cash flow report as of the end of the same year; Party A shall be responsible for the truthfulness, completeness and validity of such materials;

      (2) Party A shall use the loan proceeds for the purposes as provided herein and shall not use for other purposes;

      (3) Party A shall actively cooperate with Party B and voluntarily accept Party B's examination and supervision with respect to its production and operation, financial activities and use of the loan proceeds hereunder;

      (4) Party A shall repay the principles and interests pursuant to the terms and provisions herein;

      (5) Party A and its investors shall not withdraw its capital investment or shift the assets for other purposes therefore to avoid its indebtedness to Party B;


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      (6) Party A shall not, without Party B's consent, provide any guarantee to any third party with the assets formed by the loans hereunder before the principals and interests of Party B's loan hereunder are repaid off;

      (7) Party A shall give Party B a prior written notice and seek for Party B's consent in case that Party A intents to provide guarantee for other party's indebtedness during the term hereof and such guarantee may impact Party's ability to repay the debt hereunder;

      (8) Party A shall provide to Party B other guarantee accepted by Party B in case that the guarantor hereunder is in a situation of production suspension, closing-up, deregistration, being withdrawn of its business license, bankruptcy, cancellation and deficit and therefore has lost part or all of its ability to guarantee the loans hereunder, or in case that the collaterals and pledges hereunder are devaluated, damaged or destroyed by accident;

      (9) Party A shall notify Party B in time of any change of its name, legal representative (responsible person), domicile, business scope, registered capital during the term hereof;

      (10) Party A shall give Party B a 30-day written notice and seek for Party B's consent in case that, during the term hereof, Party A is involved in contracting, leasing, equity reforming, joint operation, merger, acquisition, splitting, joint venture, application for suspension and streamlining, application for dismissal, application for bankruptcy and other activities that may impact realization of creditor's right of Party B, and shall repay or provide securities to the debts hereunder upon Party B's request;

      (11) Party A shall give party B a written notice immediately in case that, during the term hereof, Party A is in a situation of production suspension, closing-up, deregistration, being withdrawn of its business license, illegal activities by its legal representative or major responsible persons, being involved in significant litigation, serious difficulty in production and operation, worsening financial conditions, and shall repay or provide securities to the debts hereunder upon Party B's request;

      (12) Party A shall bear the legal fees, insurance, evaluation, registration, deposit, authentication, notarization and other fees relating to this Agreement and the guaranties hereunder.

ARTICLE 9   PARTY B'S RIGHTS AND OBLIGATIONS

1.    Party B has the following rights:-

      (1) knowing Party A's production and operation and financial activities and requesting Party A to provide relevant statistics, financial statements and other documents and materials; and

      (2) deducting relevant amount in any currency payable by Party A to Party B according to this Agreement from Party A's account opened with the system of China Construction Bank Corporation;

2.    Party B has the following obligations:-

      (1) lending loans on time and in full amount according to the provisions hereof, except for the case of any delay caused by Party A; and


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      (2) keeping the financial materials and the business secrets with respect to production and operation provided by Party A confidential unless otherwise provided by laws, regulations.

ARTICLE 10  DEFAULT LIABILITIES

1.    Default Events

      (1)   It shall be deemed as a default by Party A in the event that: -

             (a) Party A fails to provide true, complete and effective materials with respect to accounting, production and operation and other materials as requested by Party B;

             (b) Party A fails to use the loan proceeds for the purpose as agreed by the Parties;

             (c) Party A fails to repay the principles and interests in due time;

             (d) Party A refuses or disturbs Party B's examination and supervision to the use of the proceeds;

             (e) Party A transfers its assets or withdraws its capital contribution to avoid debts;

             (f) Party A's operational and financial status becomes worse or even insolvent, or Party A is involved or will be involved in significant litigation or arbitrational proceedings or other legal disputes, which Party B deems as may affect or damage or have affected or damaged Party B's rights and interests hereunder;

             (g) that any other indebtedness of Party A has affected or may affect Party B's performance of the obligations hereunder;

             (h) Party A fails to repay other due indebtedness to China Construction Bank Corporation;

             (i) Party A is involved in any contracting, leasing, merger, acquisition, joint venture, splitting, joint operation, joint-stock reform and other activities that may change Party A's operational mode or operational system and may, upon Party B's sole discretion, influence or damage or have influenced or damages Party B's rights and interests hereunder;

             (j) Party A is involved in other circumstances that, upon Party B's sole discretion, may influence the realization of the creditor's rights;

             (k)  Party A breaches other obligations hereunder.

      (2) Party A will be deemed as default if Party A fails to provide new guarantee that meets Party B's requirement in the event that the guarantor:


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             (a)  is involved in contracting, leasing, merger and acquisition, joint venture, splitting, joint operation, joint-stock reform, bankruptcy, cancellation and other events that will affect the guarantor's performance of its joint and several liabilities;

             (b) provides guaranties to third party which is beyond its repayment ability;

             (c)  has lost or may loss its guarantee ability; or

             (d) has other default events as provided in the guarantee agreement.

      (3) Party A will be deemed as default if Party A fails to provide new guarantee that meets Party B's requirement in the event that the mortgagor:

            (a) fails to purchase property insurance for the collateral, or fails to dispose the insurance compensation pursuant to the mortgage contract after the insured accident occurs;

            (b) fails to dispose the insurance compensation pursuant to the mortgage contract in case that the collateral is damaged, destroyed or devaluated due to behaviours by a third party;

            (c) without Party B's written consent, confers, transfers, leases, re-mortgages, relocates or otherwise disposes the collateral,

            (d) notwithstanding Party B's consent to dispose the collateral, fails to distribute the proceeds of such disposal pursuant to the mortgage contract;

            (e) fails to recover the collateral's value or fails to provide other guarantee accepted by Party B in case that the collateral is damaged, destroyed or devaluated and the repayment of the indebtedness hereunder therefore may be influenced; or

            (f)   has other default event specified in the mortgage contract.

      (4) Party A will be deemed as default if Party A fails to provide new guarantee that meets Party B's requirement in the event that the pledge:

            (a) fails to purchase property insurance for the pledge, or fails to dispose the insurance compensation pursuant to the pledge contract after the insured accident occurs;

            (b) fails to dispose the insurance compensation pursuant to the pledge contract in case that the pledge is damaged, destroyed or devaluated due to behaviours by a third party;

            (c) notwithstanding Party B's consent to dispose the pledge, fails to distribute the proceeds of such disposal pursuant to the pledge contract;

            (d) fails to recover the pledge's value or fails to provide other guarantee accepted by Party B in case that the pledge is damaged, destroyed or


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                  devaluated and the repayment of the principles and interests hereunder therefore may be influenced; or

            (e)   has other default event specified in the pledge contract.

      (5) Party A may be deemed as default if it fails to provide new guarantee upon Party B's request in case that the guarantee contract or other types of guarantee does not become effective, is invalid or is dismissed, or that the guarantor loses part or all of its guarantee ability, or that guarantor refuses to perform its guarantee obligations.

2.    Relief of Default

Party B has the right to take one or several of the following actions in case of any default event specified in the item (1) to (5) above:

      (1) to cease loan distribution, declare the loan becoming due immediately and require Party A to immediately repay the principles, interests and fees of all the debts due or undue hereunder;

      (2) to collect 5/oo of the loan principal from Party A as a default compensation;

      (3) to collect interest and compound interest for such part of loans as is used by Party A for any purpose other than those specified hereunder according to the penalty interest rate and the interest calculation method provided herein for the period from the date of such use for other purpose till the date of repayment of all the principals and interests;

      (4) to collect compound interest for the outstanding interests due from Party A according to the loan interest rate and calculation method as provided in Article 4 hereof before the loan term expires;

      (5) to collect interest and compound interest for the outstanding principals and interests of Party A after the loan term expires (including part or all of the principals and interests declared by Party B as becoming due in advance) for the period from the overdue date till the date of repayment in full of such outstanding principals and interests according to the penalty interest rate and the interest calculation method provided herein. Overdue repayment refers to Party A's failure to make full repayment in time or to repay the instalments according to the repayment schedule as provided herein;

      (6) to deduct relevant amount in any currency from Party A's account opened with the system of China Construction Bank Corporation;

      (7) to request Party A to provide new guarantee that meets Party B's requirement for all the indebtedness hereunder;

      (8) to perform guarantee right;

      (9) to terminate this Agreement.

ARTICLE 11  MISCELLANEOUS

1.    (intentionally left blank) ;
      --------------------------


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2.    (blank hereinafter) ;
      -------------------

3.                        ;
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4.                        .
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ARTICLE 12  DISPUTE RESOLUTION

Any dispute raised in the performance hereof may be resolved through negotiation or, if negotiation fails, by means of the following item (1):

(1) submitting to the people's court of the place where Party B resides;

(2) submitting to (intentionally left blank) Arbitration Committee (venue of arbitration) (intentionally left blank) in accordance with the arbitration rules existing when application for arbitration is submitted. The arbitral award is final and binding to both parties.

The non-dispute terms and provisions hereof should be performed during the period of litigation or arbitration.

ARTICLE 13  EFFECTIVENESS OF CONTRACT

This Agreement becomes effective after Party A's legal representative (responsible person) or an authorized representative signs his name and affixes Party A's seal hereon and Party B's responsible person or an authorized representative signs his name and affixes Party B's seal hereon.

ARTICLE 14 This Agreement is executed in four copies.

ARTICLE 15  Representation Clause

1. Party A clearly understands Party B's business scope and power of authorization.

2. Party A has reviewed all the terms and provisions hereof. Party B has explained the terms and provision hereof upon Party A's request. Party A fully understands the meaning of the terms and provisions hereof and is fully aware of relevant legal consequences.

3. Party A is duly authorized to execute this Agreement.

Party A: Jiangxi LDK Solar High-Tech Co., Ltd.  (Company seal)

Legal representative (responsible person) or authorized representative (signature):

                                                           /s/ Xiangqun Fu
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                                                                March 20, 2006

Party B: China Construction Bank Xinyu City Branch  (Bank seal)

Responsible person or authorized representative (signature):   /s/ Junmin Wu
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                                                                March 20, 2006


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